EXHIBIT 3.1


                           AMENDED AND RESTATED BYLAWS

                                       of

                               GASCO ENERGY, INC.
                              A Nevada Corporation


                                    ARTICLE I
                                     Offices

     Section 1. PRINCIPAL EXECUTIVE OR BUSINESS OFFICES. The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of Nevada. If the principal executive office is located outside Nevada and the corporation has one or more business offices in Nevada, the Board of Directors shall fix and designate a principal business office in Nevada.

     Section 2. OTHER OFFICES. Branch or subordinate offices may be established at any time and at any place by the Board of Directors.

                                   ARTICLE II
                            Meetings of Shareholders

     Section 1. PLACE OF MEETINGS. Meetings of shareholders shall be held at any place within or outside the State of Nevada designated by the Board of Directors. in the absence of a designation by the board, shareholders' meetings shall be held at the corporation's principal executive office.

     Section 2. ANNUAL MEETING. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors.

     The date so designated shall be as soon as practicable after the end of the Corporation's fiscal year so as to permit the corporation to comply with all applicable state corporate law provisions and proxy rules of the Securities and Exchange Commission, including sending an annual report with audited financial statements for the fiscal year just completed together with the notice of the meeting.

     At each annual meeting, Directors shall be elected and any other proper business within the power of the shareholders may be transacted.

     Section 3. SPECIAL MEETINGS. A special meeting of the shareholders for any purpose or purposes may be called at any time by the board of directors, and shall be called by the President or any Vice President at (a) the request in writing of a majority of the Board, or (b) at the written demand, delivered to the Secretary, of shareholders holding of record not less than 60% of the number of shares of the Corporation at the time outstanding and entitled to vote with respect to the business to be transacted at such meeting. All requests or demands for special meetings shall state the purpose or purposes thereof, and the business transacted at such meeting shall be confined to the purposes stated in the call and matters germane thereto.

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     Section 4.  NOTICE OF  SHAREHOLDERS'  MEETINGS.  All notices of meetings of
shareholders   shall  be  sent  or  otherwise   given  in  accordance  with  the
requirements of Section 5 of this Article II and shall not be fewer than 10 or more than 60 days before the date of the meeting. Shareholders entitled to notice shall be determined in accordance with the provision of Section 11 of this Article II. The notice shall specify the place, date, and hour of the meeting, and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters that the Board of Directors, at the time of giving the notice, intends to present for action by the shareholders. If Directors are to be elected, the notice shall include the names of all nominees whom the Board intends, at the time of notice, to present for election.

     The notice shall also state the general nature of any proposed action to be taken at the meeting to approve any of the following matters:

          (i)  A transaction in which a Director has a financial interest;

          (ii) An amendment of the Articles of Incorporation;

          (iii) A reorganization;

          (iv) A voluntary dissolution; or

          (v) A distribution in dissolution that requires approval of the outstanding shares.

     Section 5. MANNER OF GIVING NOTICE: AFFIDAVIT OF NOTICE. Notice of any shareholders' meeting shall be given either personally or by first-class mail or telegraph or other written communication, charges prepaid, addressed to the shareholder at the address appearing on the corporation's books or given by the shareholder to the corporation for purposes of notice. If no address appears on the corporation's books or has been given as specified above, notice shall be either (1) sent by first-class mail addressed to the shareholder at the corporation's principal executive office, or (2) published at least once in a newspaper of general circulation in the country where the corporation's principal executive office is located. Notice is deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

     If any notice or report mailed to a shareholder at the address appearing on the corporation's books is returned marked to indicate that the United States Postal Service is unable to deliver the document to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if the corporation holds the document available for the


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shareholder on written demand at the  corporation's  principal  executive office for a period of one year from the date the notice or report was given to all other shareholders.

     An affidavit of the mailing, or other authorized means of giving notice or delivering a document, of any notice of shareholders' meeting, report, or other document sent to shareholders, may be executed by the corporation's Secretary, Assistant Secretary, or transfer agent, and, if executed, shall be filed and maintained in the minute book of the corporation.

     Section 6. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of the shareholders shall constitute a quorum for the transaction of business. The shareholders present at duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 7. ADJOURNED MEETING; NOTICE. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 6 of this Article II.

     When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place are announced at the meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which the Board of Directors shall set a new record date. Notice of any such adjourned meeting, if required, shall be given to each shareholder of record entitled to vote at the adjourned meeting, in accordance with the provisions of Sections 4 and 5 of this Article II. At any adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

     Section 8. VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 11 of this Article II. The shareholders' vote may be by voice vote or by ballot, provided, however, that any election for Directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than the election of Directors, any shareholder may vote part of the shares the shareholder is to vote in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares that the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present (or if a quorum has been present earlier at the meeting but some shareholders have withdrawn), the affirmative vote of a majority of the shares


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represented  and  voting,   provided  such  shares  voting   affirmatively  also
constitute a majority of the number of shares required for a quorum, shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by law or by the Articles of Incorporation.

     No cumulative voting, on any matter to which shareholders shall be entitled to vote, shall be allowed for any purpose.

     Section 9. WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held, shall be as valid as though they were had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if each person entitled to vote who was not present in person or by proxy, either before or after the meeting, signs a written waiver of notice or a consent to holding the meeting or an approval of the minutes of the meeting.

     A shareholder's attendance at a meeting also constitutes a waiver of notice of that meeting, unless the shareholder at the beginning of the meeting objects to the transaction of any business on the ground that the meeting was not lawfully called or convened. In addition, attendance at a meeting does not constitute a waiver of any right to object to consideration of matters required by law to be included in the notice of the meeting which were not so included, if that objection is expressly made at the meeting.

     Section 10. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of all of the shares entitled to vote thereon.

     All consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Any shareholder or other authorized person who has given a written consent may revoke it by a writing received by the Secretary of the corporation before written consents required to authorize the proposed action have been filed with the Secretary.



     Section 11. RECORD DATE FOR SHAREHOLDER NOTICE OF MEETING VOTING, AND GIVING CONSENT.


         (a) For purposes of determining the shareholders entitled to receive notice of and vote at a shareholders' meeting or give written consent to corporate action without a meeting, the Board may fix in advance a record date that is not more than 60 nor less than 10 days before the date of a shareholders' meeting, or not more than 60 days before any other action.

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         (b) If no record date is fixed:

                  (i) The record date for determining shareholders entitled to receive notice of and vote at a shareholders' meeting shall be the business day next preceding the day on which notice is given, or if notice is waived as provided in Section 9 of this Article II, the business day next preceding the day on which the meeting is held.

                  (ii) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, if no prior action has been taken by the Board, shall be the day on which the first written consent is given.

                  (iii) The record date for determining shareholders for any other purpose shall be as set forth in Section 1 of
                           Article VIII of these bylaws.

         (c) A determination of shareholders of record entitled to receive notice of and vote at a shareholders' meeting shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. However, the Board shall fix a new record date if the adjournment is to a date more than 45 days after the date set for the original meeting.

         (d) Only shareholders of record on the corporation's books at the close of business on the record date shall be entitled to any of the notice and voting rights listed in subsection (a) of this section, notwithstanding any transfer of shares on the corporation's books after the record date, except as otherwise required by law.

         Section 12. PROXIES. Every person entitled to vote for Directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the Secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by attendance at the meeting and voting in person by the person executing the proxy or by as subsequent proxy executed by the same person and presented at the meeting; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of 6 months from the date of the proxy, unless coupled with an interest. The revocability of a proxy that states on its face that it is irrevocable shall be governed by NRS 78.355.

         Section 13. INSPECTORS OF ELECTION. Before any meeting of shareholders, the Board of Directors may appoint any person other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chair of the meeting may, and on


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the request of any shareholder or a shareholder's proxy shall appoint Inspectors of Election at the meeting. The number of Inspectors shall be either one or three. If the Inspectors are appointed at the meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one or three Inspectors are to be appointed. If any person appointed as Inspector fails to appear or fails or refuses to act, the Chair of the meeting may, and upon the request of any shareholder or shareholder's proxy shall, appoint a person to fill in that vacancy.

         These Inspectors shall: (a) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect or proxies;
(b) receive votes, ballots, or consents; (c) hear and determine all challenges and questions in any way arising in connection with the right to vote; (d) count and tabulate all votes or consents; (e) determine when the polls shall close;
(f) determine the result; and (g) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

         Section 14.  NOTICE OF STOCKHOLDR BUSINESS AND NOMINATIONS.

                  (a) Annual Meetings of Stockholders.

                    (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation's notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 14 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 14.

                    (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 14, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation). For purposes of the first annual meeting of stockholders of the Corporation held after 2001, the first anniversary of the 2001 annual meeting


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               shall be  deemed  to be March  31,  2002.  In no event  shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned
               beneficially   and  of  record  by  such   stockholder  and  such
               beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

                    (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 14 to the contrary, in the event that the Board of Directors proposes to increase the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 14 shall also be considered timely, but only with respect to nominees for the


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               additional  directorships,  if  it  shall  be  delivered  to  the
               Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

                 (b)  Special Meetings of Stockholders.

     Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 14 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 14. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this Section 14 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

                  (c) General.

          (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 14 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 14. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty
     (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 14 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (a)(2)(C)(iv) of this
     Section 14) and (B)


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if any proposed  nomination  or business was not made or proposed in  compliance with this Section 14, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 14, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

          (2) For purposes of this Section 14, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this Section 14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 14. Nothing in this Section 14 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors pursuant to any express applicable provisions of the certificate of incorporation.


                                   ARTICLE III
                                    DIRECTORS

         Section 1. POWERS. Subject to the provisions of the Nevada General Corporation Law and any limitations in the Articles of Incorporation and these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

         Without prejudice to these general powers, and subject to the same limitations, the Board of Directors shall have the power to:

         (a) Select and remove all officers, agents, and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the Articles of Incorporation, and with these Bylaws; fix their compensation; and require from them security for faithful service.

         (b) Change the principal executive office or the principal business office in the State of Nevada from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business within or outside the State of Nevada; and designate any place within or outside the State of Nevada for holding any shareholders' meeting or meetings, including Annual Meetings.

         (c) Adopt, make, and use a corporate seal; prescribe the forms of certificates of stock; and alter the form of the seal and certificates.

         (d) Authorize the issuance of shares of stock of the corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities canceled, or tangible or intangible property actually received.

         (e) Borrow money and incur indebtedness on behalf of the corporation, and cause to be executed and delivered for the corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities.

         Section 2. NUMBER OF DIRECTORS. The number of Directors shall be no fewer than one (1) nor more than nine (9). The exact number of authorized Directors shall be eight (8) until changed, within the limits specified above, by a Bylaw amending this section, duly adopted by the Board of Directors, or the shareholders. The maximum or minimum number of Directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the Articles of incorporation or by an amendment to this Bylaws duly adopted by a majority of the outstanding shares entitled to vote. However, once shares have been issued to more than two (2) shareholders, an amendment that would reduce the authorized number of Directors to a number fewer than five (5) cannot be adopted if the votes cast against its adoption at a shareholders' meeting or the shares not consenting to an action by written consent are equal to more than one-sixth (16 2/3%) of the outstanding shares entitled to vote.

         Section 3. ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each Annual Meeting of the shareholders to hold office until the next Annual Meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

         No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

         Section 4. VACANCIES. A vacancy in the Board of Directors shall be deemed to exist: (a) if a Director dies, resigns, or is removed by the shareholders or an appropriate court, as provided in NRS 78.335 and 78.345; (b) if the Board of Directors declares vacant the office of a Director who has been convicted of a felony or declared of unsound mind by an order of court; (c) if the authorized number of Directors is increased; or (d) if at any shareholders' meeting at which one or more Directors are elected the shareholders fail to elect the full authorized number of Directors to be voted for at that meeting.

         Any Director may resign effective on giving written notice to the Chair of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later effective date. If the resignation is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

         Except for a vacancy caused by the removal of a Director, vacancies on the Board may be filled by approval of the Board or, if the number of Directors then in office is less than a quorum, by (1) the unanimous written consent of the Directors then in office, (2) the affirmative vote of a majority of the Directors then in office at a meeting held pursuant to notice of waives of notice complying with NRS 78.370 and & 78.375, or (3) a sole remaining Director. A vacancy on the Board caused by the removal of a Director may be filled only by the shareholders, except that a vacancy created when the Board declares the office of a Director vacant as provided in clause (b) of the first paragraph of this section of the Bylaws may be filled by the Board of Directors.

         The shareholders may elect a Director at any time to fill a vacancy not filled by the Board of Directors.

         The term of office of a Director elected to fill a vacancy shall run until the next annual meeting of the shareholders, and such a Director shall hold office until a successor is elected an qualified.

         Section 5. PLACE OF MEETINGS; TELEPHONE MEETINGS. Regular meetings of the Board of Directors may be held at any place within or outside the State of Nevada as designated from time to time by the Board. in the absence of a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the Board shall be held at any place within or outside the State of Nevada designated in the notice of the meeting, or if the notice does not state a place, or if there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, provided that all Directors participating can hear one another.

         Section 6. ANNUAL DIRECTORS' MEETING. Immediately after each annual shareholders' meeting, the Board of Directors shall hold a regular meeting at the same place, or at any other place that has been designated by the Board of Directors, to consider matters of organization, election of officers, and other business as desired. Notice of this meeting shall not be required unless some place other than the place of the annual shareholders' meeting has been designated.

         Section 7. OTHER REGULAR MEETINGS. Other regular meetings of the Board of Directors shall be held without call at any times to be fixed by the Board of Directors from time to time. Such regular meetings may be held without notice.

         Section 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called for any purpose or purposes at any time by the Chair of the Board, the President, any Vice President, the Secretary, or any two Directors.

         Special meetings shall be held on four days' notice by mail or forth-eight hours' notice delivered personally or by telephone or telegraph. Oral notice given personally or by telephone may be transmitted either to the Director or to a person at the Director's office who can reasonably be expected to communicate it promptly to the Director. Written notice, if used, shall be addressed to each Director at the address shown on the corporation's records. The notice need not specify the purpose of the meeting, nor need it specify the place if the meeting is to be held at the principal executive offices of the corporation.

         Section 9. QUORUM. A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 11 of this Article III. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors.

         Section 10. WAIVER OF NOTICE. Notice of a meeting, although otherwise required, need not be given to any Director who (i) either before or after the meeting signs a waiver of notice or a consent to holding the meeting without being given notice; (ii) signs an approval of the minutes of the meeting; or
(iii) attends the meeting without protesting the lack of notice before at the beginning of the meeting. Waivers of notice or consents need not specify the purpose of the meeting. All waivers, consents, and approvals of the minutes shall be filed with the corporate records or made a part of the minutes of the meeting.

         Section 11. ADJOURNMENT TO ANOTHER TIME OR PLACE. Whether or not a quorum is present, a majority of the Directors present may adjourn any meeting to another time or place.

         Section 12. NOTICE OF ADJOURNED MEETING. Notice of the time and place of resuming a meeting that has been adjourned need not be given unless the adjournment is for more than 24 hours, in which case notice shall be given, before the time set for resuming the adjourned meeting, to the Directors who were not present at the time of the adjournment. Notice need not be given in any case to Directors who were present at the time of adjournment.

         Section 13. ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors individually or collectively consent in writing to that action. Any action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. All written consents shall be filed with the minutes of the proceedings of the Board of Directors.

         Section 14. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees of the Board may be compensated for their services, and shall be reimbursed for expenses, as fixed or determined by resolution of the Board of Directors. This section shall not be construed to preclude any Director from serving the corporation in any other capacity, as an officer, agent, employee, or otherwise, and receiving compensation for those services.

                                   ARTICLE IV
                                   COMMITTEES

         Section 1. COMMITTEES OF THE BOARD. The board of Directors may, by resolution adopted by a majority of the authorized number of Directors, designate one or more committees, each consisting of two or more Directors. The Board may designate one or more Directors as alternate members of any committee, to replace any absent member at a committee meeting. The appointment of committee members or alternate members requires the vote of a majority of the authorized number of Directors. A committee may be granted any or all of the powers and authority of the Board in the management of the business and affairs of the corporation.

         Section 2. MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, Bylaw provisions applicable to meetings and actions of the Board of Directors, as provided in Section 5 and Sections 7 through 13 of Article III of these Bylaws, as to the following matters: place of meetings; regular meetings; special meetings and notice; quorum; waiver of notice; adjournment; notice of adjournment; and action without meeting, with such changes in the context of these Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members, except that (a) the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee; (b) special meetings of committees may also be called by resolution of the Board of Directors; and (c) notice of special meetings of committees shall also be given to all alternative members who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the governance of any committee not inconsistent with these Bylaws.

                                    ARTICLE V
                                    OFFICERS

         Section 1. OFFICERS. The officers of the corporation shall be a President, a Secretary, and a Treasurer. The corporation may also have, at the discretion of the Board of Directors, a Chair of the Board, one or more vice Presidents, one or more Assistant Secretaries, a Chief Financial Officer, on or more Assistant Treasurers, and such other officers as may be appointed in accordance with Section 3 of this Article. Any number of offices may be held by the same person.

         Section 2. APPOINTMENT OF OFFICERS. The officers of the corporation, except for subordinate officers appointed in accordance with Section 3 of this
Article V, shall be appointed by the Board of Directors, and shall serve at the pleasure of the Board of Directors.

         Section 3. SUBORDINATE OFFICERS. The Board of Directors may appointment, and may empower the chair to appoint other offices as required by the business of the corporation, whose duties shall be as provided in the Bylaws, or as determined from time to time by the Board of Directors or the Chair.

         Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Any officer chosen by the Board of Directors may be removed at any time, with or without cause or notice, by the Board of Directors. Subordinate officers appointed by persons other than the Board under Section 3 of the Article may be removed at any time, with or without cause or notice, by the Board of Directors or by the officer by whom appointed. Offices may be employed for a specified term under a contract of employment if authorized by the Board of Directors; such officers may be removed from office at any time under this section, and shall have no claim against the corporation or individual officers or Board members because of the removal except any right to monetary compensation to which the officer may be entitled under the contract of employment.

         Any officer may resign at any time by giving written notice to the corporation. Resignations shall take effect on the date of receipt of the notice, unless a later time is specified in the notice. Unless otherwise specified in the notice, acceptance of the resignation is not necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation to monetary damages under any contract of employment to which the officer is a party.

         Section 5. VACANCIES IN OFFICES. A vacancy in any office resulting from an officer's death, resignation, removal, disqualification, or from any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to that office.

         Section 6. CHAIR OF THE BOARD. The Board of Directors may elect a Chair, who shall preside, if present, at Board meetings and shall exercise and perform such other powers and duties as may be assigned from time to time by the Board of Directors.

         Section 7. PRESIDENT. Except to the extent that the Bylaws or the Board of Directors assign specific powers and duties to the Chair of the Board (if any), the President shall be the corporation's general manager and Chief Executive Officer and, subject to the control of the Board of Directors, shall have general supervision, direction, and control over the corporation's business and its officers. The managerial powers and duties of the President shall include, but are not limited to, all the general powers and duties of management usually vested in the office of President of a corporation, and the President shall have other powers and duties as prescribed by the Board of Directors of the Bylaws. The President shall preside at all meetings of the shareholders and, in the absence of the Chair of the Board or if there is no Chair of the Board, shall also preside at meeting of the Board of Directors.

         Section 8. CHAIR OF THE BOARD. The Chair of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors or prescribed by the By-laws. If there is no President, the Chair of the Board shall in addition be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in Section 7 of the Article V.

         Section 9. VICE PRESIDENTS. If desired, on or more Vice Presidents may be chosen by the Board of Directors in accordance with the provisions for appointing officers set forth in Section 2 of this Article V. In the absence of disability of the president, the President's duties and responsibilities shall be carried out by the highest ranking available Vice President if Vice Presidents are ranked, or if not, by aVice President designated by the Board of Directors. When so acting, a Vice President shall have all the powers of and be subject to all the restrictions on the President. Vice Presidents of the corporation shall have such other powers and perform such other duties as prescribed form time to time by the Board of Directors, the Bylaws, or the President (or Chair of the Board if there is no President).

         Section   10.  SECRETARY.

                  (a) Minutes.

                  The Secretary shall keep, or cause to be kept, minutes of all of the shareholders' meetings and all other Board meetings. If the Secretary is unable to be present, the Secretary or the presiding officer of the meeting shall designate another person to take the minutes of the meeting.

         The Secretary shall keep, or cause to be kept, at the principal executive office or such other place as designated by the Board of Directors, a Book of Minutes of all meetings and actions of the shareholders, of the Board of Directors, and of committees of the Board. The minutes of each meeting shall state the time and place the meeting was held; whether it was regular or special; if special, how it was called or authorized; the names of Directors present at Board of committee meetings; the number of shares present or represented at Shareholders' meetings; an accurate account of the proceedings; and when it was adjourned.

                  (b) Record of Shareholders.

         The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the transfer agent or registrar, a record or duplicate record of shareholders. This record shall show the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of share certificates issued to each shareholder, and the number and date of cancellation of any certificates surrendered for cancellation.
                  (c) Notice of Meetings.

         The Secretary shall give notice, or cause notice to be given, of all shareholders' meetings, Board meetings, and meetings of committees of the Board for which notice is required by statute or by the Bylaws. If the Secretary of other person authorized by the Secretary to give notice fails to act, notice of any meeting may be given by any other officer of the corporation.

                  (d) Other duties.

         The Secretary shall keep the seal of the corporation, if any, in safe custody. The Secretary shall have such other powers and perform other duties as prescribed by the Board of Directors or by the Bylaws.

          Section 11. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep, or cause to be kept, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director.

         The Chief Financial Officer shall (1) deposit corporate funds and other valuables in the corporation's name and to its credit with depositaries designated by the Board of Directors; (2) make disbursements of corporate funds as authorized by the Board; (3) render a statement of the corporation's financial condition and an account of all transactions conducted as Chief Financial Officer whenever requested by the Chair, the President or the Board of Directors; and (4) have other powers and perform other duties as prescribed by the Board of Directors or the bylaws.

         Unless the Board of Directors has elected a separate Treasurer, the Chief Financial Officer shall be deemed to be the treasurer for purposes of giving any reports or executing any certificates or other documents.

                                   ARTICLE VI
                     INDEMNIFICATION OF DIRECTORS, OFFICERS,
                           EMPLOYEES, AND OTHER AGENTS

         Section 1. AGENTS, PROCEEDINGS, AND EXPENSES. For the purposes of this Article, "agent" means any person who is or was a Director, officer, employee, or other agent of this corporation, or who is or was serving at the request of this corporation as a Director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or who was a Director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation; "proceeding" means any threatened, pending, or competed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes, without limitation, attorney fees and any expenses of establishing a right to indemnification under
Section 4 or Section 5(d) of this Article VI.

         Section 2. ACTIONS OTHER THAN BY THE CORPORATION. This corporation shall have the power to indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of this corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connecting with such proceeding if that person acted in good faith and n a manner that the person reasonably believed to be in the best interests of this corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner that the person reasonably believed to be in the best interests of this corporation or that the person had reasonable cause to believe that the person's conduct was not unlawful.

         Section 3. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. This corporation shall have the power to indemnify any person who was or is a party, or is a threatened to be made a party, to any threatened, pending, or completed action by or in the right of this corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of this corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of that action, if such person acted in good faith, in a manner such person believed to be in the best interests of this corporation and its shareholders. No indemnification shall be made under this
Section 3 for the following:
                  (a) With respect to any claim, issue, or matter as to which such person has been adjudged to be liable to this corporation in the performance of such person's duty to the corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine on application that, in view of all the circumstances of the case, such person is fairly and reasonable entitled to indemnity for expenses and then only to the extent that the court shall determine;
                  (b) Amounts paid in settling or otherwise disposing of a pending action without court approval;or
                  (c) Expenses incurred in defending a pending action that is settled or otherwise disposed of without court approval.

         Section 4. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this corporation has been successful on the merits in defense of any proceeding referred to in Section 2 or 3 of this Article VI, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

         Section 5. REQUIRED  APPROVAL.  Except as provided in Section 4 of this
Article VI, any indemnification under this Section shall be made by the corporation only if authorized in the specific case, after a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 2 or 3 by one of the following:

          (a) A majority vote of a quorum consisting of Directors who are not parties to such proceeding;

          (b) Independent legal counsel in a written opinion if a quorum of Directors who are not parties to such a proceeding is not available;

          (c) (i) The affirmative vote of a majority of shares of this corporation entitled to vote represented at a duly held meeting at which a quorum is present; or

               (ii) the  written  consent  of  holders  of  a  majority  of  the outstanding shares entitled to vote (for purposes of this subsection 5(c), the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon); or

          (d) The court in which the proceeding is or was pending, on application made by this corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this corporation.

         Section 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the corporation before the final disposition of such proceeding on receipt of an undertaking by or on behalf of the agent to repay such amounts if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article VI. By unanimous vote of all Directors, other than a Director who may be a party to such proceeding, this provision requiring an undertaking may be waived; provided, however, that such waiver shall not relieve the agent of liability.

         Section 7. OTHER CONTRACTURAL RIGHTS. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of shareholders or disinterested Directors, or otherwise both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the articles of the corporation. Nothing in this section shall affect any right to indemnification to which persons other than such Directors and officers may be entitled by contract or otherwise.

         Section 8. LIMITATIONS. No indemnification or advance shall be made under this Article VI, except as provided in Section 4 or Section 5 (d), in any circumstance if it appears:
                  (a) That it would be inconsistent with a provision of the articles, Bylaws, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                  (b) That it would be inconsistent with any condition expressly imposed by a court in approving settlement.

         Section 9. INSURANCE. This corporation may purchase and maintain insurance on behalf of any agent of the corporation insuring against any liability asserted against or incurred by the agent in that capacity or arising out of the agent's status as such, whether or not this corporation would have the power to indemnify the agent against that liability under the provisions of this Article VI.

         Section 10.  FIDUCIARIES  OF  CORPORATE  EMPLOYEE  BENEFIT  PLAN.  This
Article VI does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of the corporation. The corporation shall have the power to indemnify, and to purchase and maintain insurance on behalf of any such trustee, investment manager, or other fiduciary of any benefit plan for any or all of the Directors, officers, and employees of the corporation or any of its subsidiary of affiliated corporations.

         Section 11. SURVIVAL OF RIGHTS. The rights provided by this Article VI shall continue for a person who has ceased to be an agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

         Section 12. EFFECT OF AMENDMENT. Any amendment, repeal, or modification of this Article VI shall not adversely affect an agent's right or protection existing at the time of such amendment, repeal, or modification.

         Section 13. SETTLEMENT OF CLAIMS. The corporation shall not be liable to indemnify any agent under this Article VI for (a) any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld or (b) any judicial award, if the corporation was not given a reasonable and timely opportunity to participate, at its expense, in the defense of such action.

         Section 14. SUBROGATION. In the event of payment under this Article VI, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents as may be necessary to enable the corporation effectively to bring suit to enforce such rights.

          Section 15. NO DUPLICATION OF PAYMENTS. The corporation shall not be liable under this Article VI to make any payment in connection with any claim made against the agent to the extent the agent has otherwise actually received payment, whether under a policy of insurance, agreement, vote, or otherwise, of the amounts otherwise indemnifiable under this Article.

                                   ARTICLE VII
                               RECORDS AND REPORTS

         Section 1. MAINTENANCE OF SHAREHOLDER RECORD AND INSPECTIN BY SHAREHOLDERS. The corporation shall keep at its principal executive office or at the office of its transfer agent or registrar, as determined by resolution of


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the Board of Directors,  a record of the names and addresses of all  shareholder and the number and class of shares held by each shareholder, a copy certified by the Secretary of State of the corporation's articles of incorporation and all amendments thereto, and a copy certified by an officer of the corporation of its bylaws and all amendments thereto.

         Any person who has been a stockholder of record for at least 6 months immediately preceding his or her demand, or any shareholder or shareholders holding at least 5 percent in the aggregate of the outstanding voting shares of the corporation shall have the right to inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours, on five days' prior written demand on the corporation.

         Section 2. MAINTENANCE AND INSPECTION OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of Nevada, at its principal business office in this state, a copy certified by an officer of the corporation of the Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of Nevada and the corporation has no principal business office in this state, the Secretary shall, on the written request of any shareholder, furnish to that shareholder a copy of the Bylaws as amended to date.

         Section 3. MAINTENANCE AND INSPECTION OF MINUTES AND ACCOUNTING RECORDS. The minutes of proceedings of the shareholders, Board of Directors, and committees of the Board, and the accounting books and records, shall be kept at the principal executive office of the corporation, or at such other place or places as designated by the Board of Directors. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in a form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection on the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and made extracts. These rights of inspection shall extend to the records of each subsidiary of the corporation.

         Section 4. INSPECTION BY DIRECTORS. Every Director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a Director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

         Section 5. ANNUAL REPORT TO SHAREHOLDERS. The Board of Directors shall cause an annual report to be sent to the shareholders not later than 120 days


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

after the close of the fiscal year adopted by the corporation. This report shall be sent at least 15 days (if third-class mail is used, 35 days) before the annual meeting of shareholders to be held during the next fiscal year and in the manner specified for giving notice to shareholders in Section 5 of Article II of these Bylaws. The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and a statement of cash flows for the fiscal year prepared in accordance with generally accepted accounting principles applied on a consistent basis and accompanied by any report of independent accountants, or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the corporation's books and records.

         Section 6. ANNUAL REPORT TO SHAREHOLDERS. Inasmuch as, and for as long as, there are fewer than 100 shareholders, the requirement of an annual report to shareholders referred to in Section 5 is expressly waived. However, nothing in this provision shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the shareholder on demand.

         Section 7. FINANCIAL STATEMENTS. The corporation shall keep a copy of each annual financial statement, quarterly or other periodic income statement, and accompanying balance sheets prepared by the corporation on file in the corporation's principal executive office for 12 months; these documents shall be exhibited at all reasonable times, or copies provided, to any shareholder on demand.

         If no annual report for the last fiscal year has been sent to shareholders, on written request of any shareholder made more than 120 days after the close of the fiscal year the corporation shall deliver or mail to the shareholder, within 30 days after receipt of the request, a balance sheet as of the end of that fiscal year and an income statement and statement of cash flows for that fiscal year.

         A shareholder or shareholders holding 5 percent or more of the outstanding shares of any class of stock of the corporation may request in writing an income statement for the most recent three-month, six-month, or nine-month period (ending more than 30 days before the date of the request) of the current fiscal year, and a balance sheet of the corporation as of the end of that period. If such documents are not already prepared, the chief financial officer shall cause them to be prepared and shall deliver the documents personally or mail them to the requesting shareholders within 30 days after receipt off the request. A balance sheet, income statement, and statement of cash flows for the last fiscal year shall also be included, unless the corporation has sent the shareholders an annual report for the last fiscal year.

         Quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of independent accountants engaged by the corporation or the certification of an authorized corporate officer stating that the financial statements were prepared without audit from the corporation's books and records.

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

         Section 8.  ANNUAL STATEMENT OF GENERAL INFORMATION.

         (a) Every year, during the calendar month in which the original Articles of Incorporation were filed with the Nevada Secretary of State, the corporation shall file a statement with the Secretary of State on the prescribed form, setting forth the authorized number of Directors; the names and complete business or residence addresses of all incumbent Directors; the names and complete business or residence addresses of the President, the Secretary, and the Treasurer; the street address of the corporation's principal executive office or principal business office in this state; a statement of the general type of business constituting the principal business activity of the corporation; and a designation of the agent of the corporation for the purposes of process.

         (b) Notwithstanding the provisions of paragraph (a) of this section, if there has been no change in the information in the corporation's last annual statement on file in the Secretary of State's office, the corporation may, in lieu of filing the annual statement described in paragraph (a) of this section, advise the Secretary of State, on the appropriate form, that no changes in the required information have occurred during the applicable period.

                                  ARTICLE VIII
                            GENERAL CORPORATE MATTERS

         Section 1. RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the shareholders entitled to receive payment of dividends or other distributions or allotment of rights, or entitled to exercise any rights in respect of any other lawful action (other than voting at and receiving notice of shareholders' meetings and giving written consent of the shareholders without a meeting), the Board of Directors may fix in advance a record date, which shall be not more than 60 nor less than 10 days before the date of the dividend payment, distribution, allotment, or other action. If a record date is so fixed, only shareholders of record at the close of business on that date shall be entitled to receive the dividend, distribution, or allotment of rights, or to exercise the other rights, as the case may be, notwithstanding any transfer of shares on the corporation's books after the record date, except as otherwise provided by statute.

         If the Board of Directors does not so fix a record date in advance, the record date shall be at the close of business on the later of (1) the day on which the Board of Directors adopts the applicable resolution or (2) the 60th day before the date of the dividend payment, distribution, allotment of rights, or other action.

         Section 2. AUTHORIZED SIGNATORIES FOR CHECKS. All checks, drafts, other orders for payment of money, notes, or other evidences of indebtedness issued in the name of or payable to the corporation shall be signed or endorsed by such person or persons and in such manner authorized from time to time by resolution of the Board of Directors.

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

         Section 3. EXECUTING CORPORATE CONTRACTS AND INSTRUMENTS. Except as otherwise provided in the articles or in these Bylaws, the Board of Directors by resolution may authorize any officer, officers, agent, or agents to enter into any contract or to execute any instrument in the name of and on behalf of the corporation. This authority may be general or it may be confined to one or more specific matters. no officer, agent, employee or other person purporting to act on behalf of the corporation shall have any power or authority to bind the corporation in any way, to pledge the corporation's credit, or to render the corporation liable for any purpose or in any amount, unless that person was acting with authority duly granted by the Board of directors as provided in these Bylaws, or unless an unauthorized act was later ratified by the corporation.

         Section 4. SHARE CERTIFICATES AND UNCERTIFICATED SHARES. A certificate or certificates for shares of the capital stock of the corporation may be issued to each shareholder when any of the shares are fully paid. In lieu of a certificate or certificates, the Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of any or all of the corporation's authorized classes or series of stock. A written statement of share ownership shall represent such uncertificated shares. At least annually, the corporation shall issue a written statement of share ownership confirming the initial such statement sent to shareholders of uncertificated shares. The rights and obligations of shareholders are identical whether or not certificates are issued for their shares.

         In addition to certificates or written statements of share ownership for fully paid shares, the Board of Directors may authorize the issuance of certificates or written statements of share ownership for shares that are partly paid and subject to call for the remainder of the purchase price, provided that the certificates or written statements of share ownership representing partly paid shares shall state the total amount of the consideration to be paid for the shares and the amount actually paid.

         All certificates or written statements of share ownership shall certify the number of shares and the class or series of shares represented by the certificate or written statements of share ownership. All certificates or written statements of share ownership shall be signed in the name of the corporation by (1) either by the chair of the board of Directors, the vice Chair of the Board of directors, the president, or any Vice President, and (2) either the Chief Financial Officer, any assistant Treasurer, the Secretary, or any Assistant Secretary.

         Any or all of the signatures on the certificates or written statements of share ownership may be facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate or written statement of share ownership shall have ceased to be that officer, transfer agent, or registrar before that certificate or written statement of share ownership is issued, the certificate or written statement of share ownership may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.

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

         Section 5. LOST CERTIFICATES. Except as provided in this Section 5, no new certificates for shares or uncertificated shares evidenced by a written statement of share ownership shall be issued to replace old certificates unless the old certificate is surrendered to the corporation for cancellation at the same time. If share certificates or certificates for any other security have been lost, stolen, or destroyed, the Board of Directors may authorize the issuance of replacement certificates or uncertificated shares evidenced by a written statement of share ownership on terms and conditions as required by the board, which may include a requirement that the owner give the corporation a bond (or other adequate security) sufficient to indemnify the corporation against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, or destruction of the old certificate or the issuance of the replacement certificate or uncertificated shares.

         Section 6. SHARES OF OTHER CORPORATIONS: HOW VOTED. Shares of other corporations standing in the name of this corporation shall be voted by one of the following persons, listed in order of preference:

         (1) chair of the Board, or person designated by the chair of the Board;
(2) President, or person designated by the President; (3) First Vice President, or person designated by the First Vice President; (4) other person designated by the Board of Directors.

         The authority to vote shares granted by this section includes the authority to execute a proxy in the name of the corporation for purposes of voting the shares.

         Section 7. REIMBURSEMENT OF CORPORATION IF PAYMENT NOT TAX DEDUCTIBLE. If all or part of the compensation, including expenses, paid by the corporation to a Director, officer, employee, or agent is finally determined not to be allowable to the corporation as a federal or state income tax deduction, the Director, officer, employee or agent to whom the payment was made shall repay to the corporation the amount disallowed. The Board of Directors shall enforce repayment of each such amount disallowed by the taxing authorities.

         Section 8. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in NRS78.010 through 78.795 shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                   ARTICLE IX
                                   AMENDMENTS

         Section 1. AMENDMENT BY SHAREHOLDERS New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if


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

the Articles of Incorporation of the corporation set forth the number of authorized Directors of the corporation, the authorized number of Directors may be changed only by an amendment of the Articles of Incorporation.

         Section 2. POWERS OF DIRECTORS. Subject to the right of the Shareholders to adopt, amend or repeal Bylaws, as provided in Section 1 of this
Article IX, the Board of Directors may adopt, amend, or repeal any of these Bylaws other than a Bylaw or amendment thereof changing the authorized number of Directors.














I, the undersigned Secretary of Gasco Energy, Inc., hereby certify that these are the approved and adopted bylaws of the Corporation, as amended through this date.



Executed this 26th day of June, 2007

                                                     /s/ W. King Grant
                                                     W. King Grant, Secretary





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